ALPS ETF TRUST

Sprott BUZZ Social Media Insights ETF (NYSE Arca: BUZ)

(the “Fund”)

SUPPLEMENT DATED AUGUST 17, 2016

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED APRIL 19, 2016

Effective August 18, 2016, the second and third paragraphs of the “Principal Investment Strategies” section of Fund’s prospectus and summary prospectus are hereby replaced with the following:

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major U.S. exchanges, have a minimum market capitalization of at least $5 billion, and have a 3 month minimum average daily trading volume of $1 million.  All equity securities meeting the above criteria and satisfying the minimum number of mentions requirement are selected for inclusion in the Index Universe.  Mentions are defined as investment related posts from relevant online sources which may include news articles, blog posts, social media or other online discussion forums which are classified as relevant for analysis. The minimum number of mentions requirement threshold is based on a proprietary scoring methodology and incorporates a review of a rolling four quarters of data within the analysis. The Index Universe is ranked in descending order based on each company’s insight score as determined by the Index Provider. The Index Provider then selects the 75 companies with the highest positive insight scores for inclusion in the Underlying Index and weights the 75 constituent common stocks of the Underlying Index based on a proprietary scoring model. In calculating a security’s positive or negative “insight score”, the Index Provider’s methodology also takes into account the historic reliability and accuracy of the users that mention the security. The Index Provider weights the 75 constituent common stocks of the Underlying Index based on a proprietary scoring model.

The Underlying Index is reconstituted and rebalanced after the close of the third Thursday of each month. The Underlying Index employs a modified proprietary weighting methodology such that each constituent comprises no more than 3% of the weight of the Underlying Index as of each rebalance.

Effective August 18, 2016, the first paragraph of the “Index Description” section of Fund’s prospectus is hereby replaced with the following:

The Underlying Index was created by BUZZ Indexes Inc. (“Index Provider”) to provide a means of generally tracking the performance of a select subset of U.S. companies which are selected by analyzing unstructured data from the social media landscape with the intention to identify those stocks which rank highest in terms of bullish perception and breadth of discussion. The methodology factors insights based on brand and investor perception while incorporating user reliability and influence considerations. Insight scores can be positive or negative. The 75 companies with the highest “positive insight” rankings, which meet certain market capitalization and average daily trading volume requirements, as discussed in the “Principal Investment Strategies” section above, will be selected for inclusion in the Underlying Index and will be weighted based on a proprietary scoring model. Should fewer than 75 constituents have positive insight scores, the Index Provider will include in the Underlying Index all companies from the Index Universe which exhibit positive insight scores and will include additional constituents to the Index by selecting from the Index Universe those companies which exhibit the least negative insight scores until 75 constituents are identified for inclusion in the Underlying Index.

The Underlying Index is disseminated publicly through sources such as Reuters and Bloomberg.

Effective August 18, 2016, the “Index Construction” section of Fund’s prospectus is hereby replaced with the following:

In constructing the Underlying Index, the Index Provider uses a proprietary, quantitative rules-driven methodology to select 75 equity securities.

To qualify as an eligible constituent of the Underlying Index, potential constituents must satisfy the following criteria:

a. Security must be an equity security traded on a major U.S. exchange (over-the-counter securities are ineligible for inclusion in the Underlying Index);

b. Security must have a minimum market capitalization of at least $5 billion;

c. Security must have a 3-month minimum average daily trading volume of at least $1 million; and

d. All equity securities meeting the above criteria and satisfying the minimum number of mentions requirement are selected for inclusion in the universe.  Mentions are defined as investment related posts from relevant online sources which may include news articles, blog posts, social media or other online discussion forums which are classified as relevant for analysis. The minimum number of mentions requirement threshold is based on a proprietary scoring methodology and incorporates a review of a rolling four quarters of data within the analysis.

The Underlying Index is compiled by the Index Provider.

No single constituent may comprise more than 3% weight in the Underlying Index. Any weight in excess of 3% will be truncated and then prorated among the rest of the securities in the Underlying Index. The Underlying Index is reconstituted and rebalanced monthly after the close of the third Thursday of each month. The Underlying Index may be adjusted for intra-rebalance corporate actions in order to maintain continuity and composition. These adjustments take place in reaction to events that occur with respect to particular constituents and are designed to mitigate or eliminate the effect of those events on the performance of the Underlying Index.

To reduce Underlying Index turnover and enhance Underlying Index stability, a buffer rule is applied at each rebalance date whereby Index Components that rank in position 76 to 80 within the subsequently ranked Index Universe are added to the Index on a priority basis utilizing the following formula:

  If the company in position 76 is an Index Component then the company’s new index rank equals the lesser of a) 75 and b) 75 minus the number of Index Components that rank at position 77, 78, 79 and 80;
  If the company in position 77 is an Index Component then the company’s new index rank equals the lesser of a) 75 and b) 75 minus the number of Index Components that rank at position 78, 79 and 80;
  If the company in position 78 is an Index Component then the company’s new index rank equals the lesser of a) 75 and b) 75 minus the number of Index Components that rank at position 79 and 80;
  If the company in position 79 is an Index Component then the company’s new index rank equals the lesser of a) 75 and b) 75 minus the number of Index Components that rank at position 80;
  If the company in position 80 is an Index Component then the company’s new index rank equals 75.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.